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                                                                     EXHIBIT 3.6

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                       PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
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Entity Number              Statement of Correction
384101                    (15 Pa, C.S. Section 198)
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   Name                                         Document will be returned
                                                to the name and address
   -------------------------------------------  you enter to the left.
   Address

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   City         State          Zip Code

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Fee : $70                                 Filed in the Department of State on
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                                          Secretary of the Commonwealth
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         In compliance with the requirements of 15 Pa,C.S. Section 138 (relating to statement of correction) the undersigned association or other person, desiring to correct an inaccurate record of corporate or other section or correct defective or erroneous execution of a document, hereby states that:

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         1.       The name of the association or other person is:
                  Werner Holding Co. (PA), Inc.
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         2.       The (n) address of this association's current registered
                  office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
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         (a)      Number and Street      City        State    Zip    County
                   93 Werner Road     Greenville      PA     16125   Merger
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         (b) Name of Commercial Registered Office Provider     County
         c/o:
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         3.       The stature by or under which it was Incorporated or the
                  preceding filing was made, in the case of a filing that does not constitute a part of the articles of incorporation of a corporation is:

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         4.       The inaccuracy or defect, which appears in Department of State form DSCB: 15-15 on 6/11/03 and recorded in Roll and Film Number 2003047 ct. seq.is:
                                             Roll: 485-509
         The first sentence of section 6.1(b) of the Statement of
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         Designation of Series A Participating Convertible Preferred
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         Stock inadvertently contains typographical errors.

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         5. Check one of the following:

         [X] The portion of the document requiring correction in corrected form is set forth in Exhibit A attached hereto and made a part hereof.

         [ ] The original document to which this statement relates shall be deemed re-executed.

         [ ] The original document to which this statement relates shall be deemed stricken from the records of the Department.

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                                          IN TESTIMONY WHEREOF, the undersigned
                                          association or other person has
                                          caused this statement to be signed by
                                          a duly authorized officer thereof or
                                          otherwise in its name this

                                          16th day of March, 2004.

                                          Eric J. Werner
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                                                                 Name

                                          /s/ Eric J. Werner
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                                              Eric J. Werner     Signature

                                            Vice President
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                                                                 Title

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                                                   EXHIBIT A
                                                   WERNER HOLDING CO, (PA), INC.
                                                   STATEMENT OF CORRECTION

The first sentence of Section 6.1(b) of the Werner Holding Co, (PA), Inc., Statement with Respect to the Powers, Preferences and the Relative, Optional and Other Special Rights of Series A Participating Convertible Preferred Stock and Qualifications, Limitations and Restrictions is hereby corrected to read:

         The Conversion Rate shall initially be 0.202854 Conversion Shares for each share of Series A Preferred Stock and shall be subject to adjustment as provided in Section 6.2.